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                                                                   EXHIBIT 10.14

                                                                    SULPHUR SITE

STATE OF LOUISIANA

PARISH OF CALCASIEU


        This agreement entered into by and between WILLIAM L. HENNING and LENA
B. HENNING hereinafter referred to as Lessor, and MERCURY CELLULAR TELEPHONE COMPANY, INC., a Louisiana Corporation, domiciled in Calcasieu Parish, Louisiana, herein represented by its President, John A. Henning, hereinafter referred to as Lessee:

                                  WITNESSETH

        That Lessor does hereby lease, grant and rent unto Lessee the following described property situated in the Parish of Calcasieu, State of Louisiana, to-wit:

        Commencing 175 feet West of the Northeast Corner of the Northwest Quarter of the Southwest Quarter (NW-1/4 of SW-1/4) Section 35, Township Nine (9) South, Range Ten (10) West, thence South 275 feet, thence East 300 feet, thence North 151 feet; thence West 145 feet, thence North to the North line of the Northwest Quarter of Southwest Quarter (NW-1/4 of SW-1/4) of Section 35, Township Nine (9) South, Range Ten (10) West, being 124 feet more or less, thence West 155 feet to the point of beginning.

        That Lessee shall have the right to use the servitude and right of way to said leased premises described as follows:

        Commencing 10 feet South and 202 feet East of the Northeast
        Corner of the Northwest Quarter of Southwest Quarter, Section 35, Township Nine (9) South, Range Ten (10) West, thence West 30 feet, thence South 58.5 feet, thence West 92.2 feet, thence South 59 feet, thence East 34.4 feet, thence North 24 feet, thence East 77 feet, thence North 90 feet to the point of beginning.

                                      2.

        Subject to all the provisions herein, this lease shall be for a term of Fifteen (15) years commencing on January 1, 1990.

                                      3.

        This lease is made for and in consideration of the covenants herein contained and a monthly rental (subject to change every year as hereinafter provided) of $500.00 payable in advance on the 1st day of each month.

                                      4.

        The monthly rental shall change every year during the term of this lease to conform to the change in the cost of living average for
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the period of the preceding year as reflected by the "Consumer Price Index
(urban all items (1967-100)" of the U.S. Department of Labor's Bureau of Labor Statistics, or if said index shall no longer be published, then another index generally recognized as authoritative to reflect the cost of living average.

                                      5.

        Said leased premises may be used for the erection, maintenance and operation of a communication tower and support wires, with the necessary foundations, housing, fencing and equipment and appurtenances necessary for the operation and maintenance thereof.

                                      6.

        In the event the leased premises are not adjacent to a public road right of way, Lessor gives and grants unto Lessee the right of ingress and egress to said leased premises and the right to build electrical and communication lines and cables to said site.

                                      7.

        Lessee shall have the right to terminate this lease at any rental paying date by giving Lessor 90 days notice in writing of its intentions to do so and paying 2 months rental on date of termination.

                                      8.

        Lessee shall pay all taxes on the improvements owned by Lessee placed on the leased premises.

                                      9.

        Lessor covenants that Lessee on paying the rent and performing Lessee's obligation in this lease shall peacefully and quietly have, hold and enjoy the leased premises throughout the term hereof or until it is terminated.

                                     10.

        Lessor will not be responsible for damages caused to Lessee or other parties on the leased premises however occasioned; and Lessee shall hold Lessor harmless from any claim by or liability to third
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persons, however arising, and for these purposes, Lessee shall maintain liability insurance of not less than $300,000 for each individual, and $500,000 for each accident, it being understood that such insurance may be included in blanket coverage policies maintained by Lessee.

                                     11.

        Lessee may clear the property of any debris, weeds, or trees that could possibly cause damage to any of its facilities, and continue to do so during the term of this lease. Lessor, however, may use any portion of the leased premises not occupied by Lessee's facilities so long as use could not possibly cause damage to any of the Lessee's facilities during the term of this lease.

                                     12.

        At the termination of this lease lessee shall have the right to remove all of its facilities.

        IN EVIDENCE WHEREOF, witness the execution of this instrument on the 1st day of January, 1990, in the presence of Sandra Britnell and Raymond Henagan, competent witnesses.

WITNESSES:


/s/ SANDRA BRITNELL                     /s/ WILLIAM L. HENNING
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                                        WILLIAM L. HENNING

                                        /s/ LENA B. HENNING
                                        ----------------------------------
/s/ RAYMOND HENAGAN                     LENA B. HENNING
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                                        MERCURY CELLULAR TELEPHONE COMPANY, INC.


                                        /s/ JOHN A. HENNING
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                                            John A. Henning, President